UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 3, 2023

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 North 2200 West
Salt Lake City, Utah 84116
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    Results of Operations and Financial Condition.
On August 3, 2023, Myriad Genetics, Inc. ("Myriad" or the “Company”) announced its financial results for the three months ended June 30, 2023.  The earnings release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.02    Unregistered Sales of Equity Securities.
The information set forth under Item 8.01 related to the shares of Myriad common stock that may be issued by Myriad is incorporated herein by reference.

ITEM 8.01    Other Events.
On August 3, 2023, the parties to the previously disclosed securities class action lawsuit titled In re Myriad Genetics, Inc. Securities Litigation (No. 2:19-cv-00707-DBB), which was filed in the U.S. District Court for the District of Utah on September 27, 2019, entered into a stipulation and agreement of settlement (the “Settlement Agreement”) to resolve the lawsuit. Also on August 3, 2023, the parties filed a motion seeking court approval of the settlement. Defendants continue to deny any liability.
Pursuant to the terms of the Settlement Agreement, Myriad has agreed to pay a settlement amount of $77.5 million (the “Settlement Amount”), consisting of at least $20 million in cash (the “Initial Cash Amount”) and up to $57.5 million in freely tradeable shares of Myriad common stock. Within ten business days of preliminary court approval of the settlement, which is expected to occur in the third quarter of 2023, Myriad is required to deposit the Initial Cash Amount into an escrow account controlled by plaintiff's counsel. Prior to the hearing on the final approval of the settlement (the “Final Approval Hearing”), Myriad can elect to pay all or a portion of the remaining $57.5 million of the Settlement Amount in cash (the “Additional Cash Amount”) or shares of Myriad common stock (the “Stock Component”). The number of shares of Myriad common stock, if any, that Myriad will issue in connection with the settlement (the "Settlement Shares") will be calculated by dividing the Stock Component by the volume-weighted average price of Myriad common stock for the ten consecutive trading days immediately preceding the date of the Final Approval Hearing. The Company expects that any Settlement Shares issued in connection with the settlement will be made in reliance on an exemption from registration under Section 3(a)(10) of the Securities Act of 1933, as amended, which will require court approval following a hearing on the fairness of the exchange. The Company is required to issue and deliver any Settlement Shares and/or deposit any Additional Cash Amount in the settlement fund within three calendar days of the date that final judgment is entered by the court, which is expected to occur in the first quarter of 2024, provided that, with respect to the Stock Component, if the volume-weighted average price of Myriad common stock drops to a level that would require the Company to issue shares in excess of 5% of the total number of outstanding shares of Myriad common stock, then the Company will have four months from the date of the Final Approval Hearing to pay in cash any Settlement Amount that remains unpaid following payment of the Initial Cash Amount. The Company intends to pay the majority of the Settlement Amount in cash from its cash on hand, operating cash flow and asset based credit facility.
As part of the settlement, the settlement class has agreed to release the Company, the other defendants named in the lawsuit, and certain of their respective related parties from any and all claims, suits, causes of action, damages, demands, liabilities, or losses that are based upon, arise from, or relate to (a) the purchase, acquisition or trading of any Myriad common stock during the class period from August 9, 2017 until February 6, 2020; and (b) the allegations, transactions, facts, matters or occurrences, representations, or omissions involved, set forth, or referred to in the class action. The Settlement Agreement contains no admission of liability, wrongdoing or responsibility by any of the parties. The settlement is subject to court approval.
FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and Exhibit 99.1 contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the settlement class action lawsuit, the Settlement Amount to be paid in connection therewith, court approval, the expectation that any Settlement Shares will qualify for exemption from registration under Section 3(a)(10) of the Securities Act of 1933, the expected timing of the initial $20 million cash payment and the payment of the remaining $57.5 million, the Company's intention to pay the majority of the Settlement Amount in cash from its cash on hand, operating cash flow and asset based credit facility, the Company's updated fiscal year 2023 financial guidance, the Company's goal of adjusted profitability by the fourth quarter of 2023 and sustainable 10%+ annual revenue growth, the Company's expected capital expenditures and cash flow from operations for the second half of 2023, and the Company's estimated total available cash and credit at year end 2023. These “forward-looking statements” are management’s present expectations of future events as of the date hereof and are subject to a number of known and unknown risks and uncertainties that could cause actual results, conditions, and events to differ materially and adversely from those anticipated.

These risks include, but are not limited to: the risk that sales and profit margins of the Company’s existing tests may decline or that the Company may not be able to operate its business on a profitable basis; risks related to the Company’s ability to achieve certain revenue growth targets and generate sufficient revenue from its existing product portfolio or in launching and commercializing new tests to be profitable; risks related to changes in governmental or private insurers’ coverage and reimbursement levels for the Company’s tests or the Company’s ability to obtain reimbursement for its new tests at comparable levels to its existing tests; risks related to increased competition and the development of new competing tests; continued uncertainties associated with COVID-19, including its possible effects on the Company's operations and the demand for its products; the risk that the Company may be unable to develop or achieve commercial success for additional tests in a timely manner, or at all; the risk that the Company may not successfully develop new markets or channels for its tests, including the Company’s ability to successfully generate substantial revenue outside the United States; the risk that licenses to the technology underlying the Company’s tests and any future tests are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with constructing and operating the Company’s laboratory testing facilities; risks related to public concern over genetic testing in general or the Company’s tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to the Company’s ability to obtain new corporate collaborations or licenses and acquire or develop new technologies or businesses on satisfactory terms, if at all; risks related to the Company’s ability to successfully integrate and derive benefits from any technologies or businesses that it licenses, acquires or develops; the risk that the Company is not able to secure additional financing to fund its business, if needed, in a timely manner or on favorable terms, if it all; risks related to the Company’s projections about the potential market opportunity for the Company’s current and future products; the risk that the Company or its licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying the Company’s tests; the risk of patent-infringement claims or challenges to the validity of the Company’s patents; risks related to changes in intellectual property laws covering the Company’s tests, or patents or enforcement, in the United States and foreign countries; risks related to security breaches, loss of data and other disruptions, including from cyberattacks; risks of new, changing and competitive technologies in the United States and internationally and that the Company may not be able to keep pace with the rapid technology changes in its industry, or properly leverage new technologies to achieve or sustain competitive advantages in its products; the risk that the Company may be unable to comply with financial operating covenants under the Company’s credit or lending agreements; risks related to the Company’s inability to achieve and maintain effective disclosure controls and procedures and internal control over financial reporting; risks related to current and future investigations, claims or lawsuits, including derivative claims, product or professional liability claims, including the risk that the court does not approve the settlement of the class action lawsuit, and risks related to the amount of the Company's insurance coverage limits and scope of insurance coverage with respect thereto; and other factors discussed under the heading “Risk Factors” contained in Item 1A of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on March 1, 2023 as updated in the company's Quarterly Report on Form 10-Q filed with the SEC on May 4, 2023, as well as any further updates to those risk factors filed from time to time in the Company’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. Myriad is not under any obligation, and it expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Earnings release dated August 3, 2023 for the three months ended June 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The exhibit(s) may contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.
In accordance with General Instruction B-2 of Form 8-K, the information set forth in Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: August 3, 2023	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Chief Financial Officer